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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 23, 1998


                             APPLIED MATERIALS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-6920                        94-1655526
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(State or other jurisdiction    (Commission File Number)          (IRS employer
of Incorporation)                                                 identification
                                                                  number)

3050 Bowers Avenue, Santa Clara, California  95054-3299
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(Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code                (408) 727-5555
                                                                  --------------


                                  Inapplicable
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         (Former name or former address, if changed since last report)


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ITEM 5.  Other Events


         On October 23, 1998, the Company issued a press release announcing the completion of its restructuring plan and one-time charges to be incurred for the fiscal quarter ending October 25, 1998. A copy of the press release is filed as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits


                  Exhibit Number            Exhibit
                  --------------            -------
                        99.1 Press Release, dated October 23, 1998, of Applied Materials, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 23, 1998



                                      APPLIED MATERIALS, INC.
                                        (Registrant)



                                      By: /s/Joseph R. Bronson
                                         ----------------------------
                                         Joseph R. Bronson
                                         Senior Vice President,
                                         Office of the President,
                                         Chief Financial Officer and
                                         Chief Administrative Officer
                                         (Principal Financial Officer)



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                                  EXHIBIT INDEX



Exhibit Number                              Exhibit
--------------                              -------

      99.1                    Press Release, dated October 23, 1998, of
                              Applied Materials, Inc.